EX-99.77O


                                   Schedule A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:                   TA IDEX BlackRock Global Allocation

Issuer:                 The Blackstone Group

Security Description:   Foreign Common Stock

Offering Type:          US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)
-------------------------------------------------------------------------------------------------------------------------------

 1.      Offering Date                                  06/21/07      None                                          N/A

 2.      Trade Date                                     06/21/07      Must be the same as #1                        Yes

 3.      Unit Price of Offering                          $31.00       None                                          N/A

 4.      Price Paid per Unit                             $31.00       Must not exceed #3                            Yes

 5.      Years of Issuer's Operations                      22         Must be at least three years *                Yes

 6.      Underwriting Type                                Firm        Must be firm                                  Yes

 7.      Underwriting Spread                              4.25%       Sub-Adviser determination to be made          Yes

 8.      Total Price paid by the Fund                   $288,300      None                                          N/A

 9.      Total Size of Offering                      $4,133,333,354   None                                          N/A

10.      Total Price Paid by the Fund plus Total
         Price Paid for same securities purchased
         by the same Sub-Adviser for other                            #10 divided by #9 must not exceed
         investment companies                          $40,300,000    25% **                                        Yes

11.      Underwriter(s) from whom the Fund            Merrill Lynch
         purchased (attach a list of all syndicate                    Must not include Sub-Adviser
         members)                                                     affiliates ***                                Yes

12.      If the affiliate was lead or co-lead              Yes
         manager, was the instruction listed below
         given to the broker(s) named in #11? ****                    Must be "Yes" or "N/A"                        Yes

-------------------------------------------------------------------------------------------------------------------------------

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                      BlackRock Investment Management, LLC.
                                   Sub-Adviser

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. |_|

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   Schedule A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:                   TA IDEX UBS Dynamic Alpha

Issuer:                 The Blackstone Group

Security Description:   Blackstone Group LLC

Offering Type:          Common Units
(US Registered, Eligible Muni, Eligible Foreign, 144A)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)
-------------------------------------------------------------------------------------------------------------------------------

 1.      Offering Date                                  06/21/07      None                                          N/A

 2.      Trade Date                                     06/21/07      Must be the same as #1

 3.      Unit Price of Offering                          $31.00       None                                          N/A

 4.      Price Paid per Unit                             $31.00       Must not exceed #3

 5.      Years of Issuer's Operations                   22 Years      Must be at least three years *

 6.      Underwriting Type                                Firm        Must be firm

 7.      Underwriting Spread                           $.756/Share    Sub-Adviser determination to be made

 8.      Total Price paid by the Fund                  $126,914.00    None                                          N/A

 9.      Total Size of Offering                      $4,133,333,354   None                                          N/A

10.      Total Price Paid by the Fund plus Total
         Price Paid for same securities purchased
         by the same Sub-Adviser for other                            #10 divided by #9 must not exceed
         investment companies                        $58,900,000.00   25% **                                       1.42%

11.      Underwriter(s) from whom the Fund              Citigroup
         purchased (attach a list of all syndicate                    Must not include Sub-Adviser
         members)                                                     affiliates ***

12.      If the affiliate was lead or co-lead
         manager, was the instruction listed below         N/A
         given to the broker(s) named in #11? ****                    Must be "Yes" or "N/A"

-------------------------------------------------------------------------------------------------------------------------------

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                        UBS Global Asset Management, Inc.
                                   Sub-Adviser

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. |_|

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   Schedule A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:                   TA IDEX Van Kampen Small Company Growth

Issuer:                 TravelCenters of America

Security Description:   Common Stock

Offering Type:          US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)
-------------------------------------------------------------------------------------------------------------------------------

 1.      Offering Date                                 06/28/2007     None                                          N/A

 2.      Trade Date                                    06/28/2007     Must be the same as #1                        Yes

 3.      Unit Price of Offering                          $41.10       None                                          N/A

 4.      Price Paid per Unit                             $41.10       Must not exceed #3                            Yes

 5.      Years of Issuer's Operations                      3+         Must be at least three years *                Yes

 6.      Underwriting Type                                Firm        Must be firm                                  Yes

 7.      Underwriting Spread                              $2.47       Sub-Adviser determination to be made          Yes

 8.      Total Price paid by the Fund                  $877,279.50    None                                          N/A

 9.      Total Size of Offering                       $200,099,460    None                                          N/A

10.      Total Price Paid by the Fund plus Total
         Price Paid for same securities purchased
         by the same Sub-Adviser for other                            #10 divided by #9 must not exceed
         investment companies                          $12,812,021    25% **                                        Yes

11.      Underwriter(s) from whom the Fund
         purchased (attach a list of all syndicate                    Must not include Sub-Adviser
         members)                                    UBS Securities   affiliates ***                                Yes

12.      If the affiliate was lead or co-lead
         manager, was the instruction listed below
         given to the broker(s) named in #11? ****         Yes        Must be "Yes" or "N/A"                        Yes

-------------------------------------------------------------------------------------------------------------------------------

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                   Morgan Stanley Investment Management, Inc.
                                   Sub-Adviser

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. |_|

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   Schedule A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:                   TA IDEX UBS Dynamic Alpha

Issuer:                 VM Ware

Security Description:   VM Ware Inc. - Class A

Offering Type:          US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)
-------------------------------------------------------------------------------------------------------------------------------

 1.      Offering Date                                  08/13/07      None                                          N/A

 2.      Trade Date                                     08/13/07      Must be the same as #1                        Yes

 3.      Unit Price of Offering                          $29.00       None                                          N/A

 4.      Price Paid per Unit                             $29.00       Must not exceed #3                            Yes

 5.      Years of Issuer's Operations                    8 years      Must be at least three years *                Yes

 6.      Underwriting Type                                Firm        Must be firm                                  Yes

 7.      Underwriting Spread                             $0.870       Sub-Adviser determination to be made          Yes

 8.      Total Price paid by the Fund                  $37,000.00     None                                          N/A

 9.      Total Size of Offering                       $957,000,000    None                                          N/A

10.      Total Price Paid by the Fund plus Total
         Price Paid for same securities purchased    $13,893,900.00
         by the same Sub-Adviser for other                            #10 divided by #9 must not exceed
         investment companies                                         25% **                                       1.45%

11.      Underwriter(s) from whom the Fund
         purchased (attach a list of all syndicate      JP Morgan     Must not include Sub-Adviser
         members)                                     Chase Fleming   affiliates ***                                Yes

12.      If the affiliate was lead or co-lead
         manager, was the instruction listed below
         given to the broker(s) named in #11? ****         N/A        Must be "Yes" or "N/A"                        Yes

-------------------------------------------------------------------------------------------------------------------------------

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                        UBS Global Asset Management, Inc.
                                   Sub-Adviser

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. |_|

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.